UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01. Financial Statements and Exhibits

SIGNATURE

EX-99.1 Press Release dated February 20, 2007

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On February 15, 2007, the Board appointed Rona Fairhead to the Board. Ms. Fairhead is chief executive officer of the Financial Times Group, which is owned by Pearson plc. She is also a member of the Board of Directors of Pearson plc and a member of the Pearson management committee. Pearson plc owns approximately 62% of the Company’s outstanding common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1. Press Release of Interactive Data Corporation dated February 20, 2007 announcing the appointment of Rona Fairhead to the Interactive Data Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: February 22, 2007	By:	/s/ Andrew J. Hajducky III
	Name:	Andrew J. Hajducky III
	Title:	Executive Vice President and Chief Financial Officer